Exhibit B
Rule 24 Reporting Requirement No. 2

ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2004 - September 30, 2004 Notes issued from 12/2/01 to 9/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle &                                   Principle
                                                                               Accrued                                     & Accrued
Type of    Interest  Date of  Maturity Lending     Borrowing    Maximum        Interest                         Accrued     Interest
 Security    Rate    Issuance   Date    Company     Company   Loan Amount     6/30/2004     Advances  Repayment Interest   9/30/2004
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  1 mo      5/7/2002 5/7/2012 Enron      Enron          1,750,000     1,726,208                                   1,726,208
           LIBOR +                     Caribbean  South
           250 bp                      Basin LLC  America LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      5/20/2002  On     Enron Corp SJG Vendor       500,000       250,000                                     250,000
Loan       LIBOR +             Demand             LLC
           250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      6/19/2002  On     Enron      Portland       2,200,000       511,218                            7,015    518,233
Loan       LIBOR +             Demand  Corp.      General
           250 bp                                 Holdings,
                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      6/5/2002   On     Enron Corp Enron          6,000,000     2,497,586      848,000              26,210  3,371,796
Loan       LIBOR +             Demand             Dutch
           250 bp                                 Holdings
                                                  B.V.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      8/15/2002  On     Enron      EBF LLC        1,000,000       587,372       12,859                       600,231
Loan       LIBOR +             Demand  North
           250 bp                      America
                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  1 Mo      8/30/2004  On     Enron      Calypso           50,000        20,638 #                                   20,638
           LIBOR +             Demand  Corp.      Pipeline,
           250 bp                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      9/25/2002  On     Enron      St. Lucie         68,159         1,400 *                                     1,400
Loan       LIBOR +             Demand  North      Development
           250 bp                      America    Company,
                                       Corp.      LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     5%        12/31/2001 On     Gulf       Enron Corp.   56,000,000    31,961,900              (375,906)   380,873 31,966,867
Loan                           Demand  Company
                                       Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      10/25/2002 On     Enron      Enron          2,000,000        51,894                                      51,894
Loan       LIBOR +             Demand  Corp.      Global LNG
           250 bp                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      10/22/2002 On     Enron      Pompano            1,300           603                                         603
Loan       LIBOR +             Demand  North      Beach
           250 bp                      America    Energy
                                       Corp.      Center, LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      10/22/2002 On     Enron      Brave Land       443,500             -                                          -
Loan       LIBOR +             Demand  North      Development
           250 bp                      America    Company,
                                       Corp.      LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      11/12/2002 On     Enron      Enron Corp.  150,000,000  see note
Loan       LIBOR +             Demand  Energy                               below
           250 bp                      Services,
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      5/2/2003   On     Enron      Enron Corp.  140,000,000   148,742,578 *       (4,589,056)   2,035,105 146,188,627
Loan       LIBOR +             Demand  Energy
           250 bp                      Services,
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/3/2002  On     NETCO      Enron Corp.  250,000,000   253,011,301                       2,528,938 255,540,239
Loan       LIBOR +             Demand  Holdings
           250 bp                      LLC
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  As        12/20/2002 As     Enron      Enron        200,000,000   193,329,481                                 193,329,481
           Mutually           Mutually Corp.      Development
           Agreed              Agreed             Funding
                                                  Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      9/10/2002  On     Enron      Volunteer        211,000             -                                          -
Loan       LIBOR +             Demand  North      Land
           250 bp                      America    Development
                                       Corp.      Company LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      7/16/2003  On     Enron      Enron            500,000       228,535       80,066                        308,601
Loan       LIBOR +             Demand  North      Capital &
           250 bp                      America    Trade
                                       Corp.      Resources
                                                  Mexico
                                                  Holdings
                                                  BV.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      4/5/2002   On     Southern   Enron            600,000             -                                           -
Loan       LIBOR +             Demand  Cone Gas   Caribbean
           250 bp                      Ltd.       Basin LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      8/25/2003  On     Enron      Enron Corp.   60,000,000    11,479,712*  1,437,000 (1,323,063) 423,945  12,017,594
Loan       LIBOR +             Demand  Energy
           250 bp                      Services
                                       Operations,
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      8/19/2004  On     Enron      Lingtec       322,800.00             -      141,111                        141,111
Loan       LIBOR +             Demand  Power      Constructors
           250 bp                      Corp.      L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      4/1/2002   On     Enron      Enron            200,000      (28,463)       95,646  (92,958)             (25,775)
Loan       LIBOR +             Demand  Corp.      Liquid
           250 bp                                 Fuels, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      1/1/2002   On     Enron      Enron Corp.    1,000,000     1,000,000               (2,688)               997,312
Loan       LIBOR +             Demand  Liquid
           250 bp                      Fuels,
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      3/1/2003   On     Enron      Enron            200,000         7,031        2,160                          9,191
Loan       LIBOR +             Demand  Corp.      Fuels
           250 bp                                 International,
                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      10/10/2003 On     Enron      Enron            200,000  see note                                               -
Loan       LIBOR +             Demand  Corp.      Freight                  below
           250 bp                                 Markets
                                                  Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      1/1/2002   On     Enron      Enron Corp.    5,000,000       244,059        2,189    (269)               245,980
Loan       LIBOR +             Demand  Freight
           250 bp                      Markets
                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  10.0%    12/31/2002 10/1/2005 Enron     EOTT           6,211,673             0                                          0
           per annum                    Corp.     Energy
                                                  Partners,
                                                  L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      11/3/2003  On     Enron      Enron            100,000       115,325          395 (10,334)               105,387
Loan       LIBOR +             Demand  North      Natural
           250 bp                      America    Gas
                                       Corp.      Marketing
                                                  Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      11/3/2003  On     Enron      Enron            100,000       250,010                                     250,010
Loan       LIBOR +             Demand  North      Finance
           250 bp                      America    Corp.
                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      6/23/2003  On     Enron      Enron Corp.       50,000  see note below                                         -
Loan       LIBOR +             Demand  Operations,                         issued
           250 bp                      L.P.                                11/19/2003
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 1 of 3


Exhibit B
Rule 24 Reporting Requirement No. 2

ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2004 - September 30, 2004
Notes issued from 12/2/01 to 9/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle &                                   Principle
                                                                               Accrued                                     & Accrued
Type of    Interest  Date of  Maturity Lending     Borrowing    Maximum        Interest                         Accrued     Interest
 Security    Rate    Issuance   Date    Company     Company   Loan Amount     6/30/2004     Advances  Repayment Interest   9/30/2004
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  1 Mo      10/3/2003 Assumed  Enron     Enron          2,500,000  see note below                                         -
           LIBOR +             10/8/03  Corp.     Operations,              issued
           250 bp                                 L.P.                     11/19/2003
                                                  (assumed
                                                  by EOC
                                                  Preferred)
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      11/19/2003 On     Enron      EOC              652,906     1,799,910               (6,296)             1,793,614
Loan       LIBOR +             Demand  Corp.      Preferred,
           250 bp                                 L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/2/2001  On     Enron      Enron         50,000,000    38,168,586      940,794 (27,543)            39,081,837
Loan       LIBOR +             Demand  Corp.      Broadband
           250 bp                                 Services,
                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/2/2003  On     Enron      EGS New           25,000             -                                           -
Loan       LIBOR +             Demand  North      Ventures
           250 bp                      America    Corp.
                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      5/26/2003  On     Master     Enron            800,000       483,551                                     483,551
Loan       LIBOR +             Demand  Land       North
           250 bp                      DevelopmentAmerica
                                       Holdings   Corp.
                                       Company,
                                       L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/2/2001  On     Enron      Enron         10,000,000     1,398,266                                   1,398,266
Loan       LIBOR +             Demand  Corp.      Transportation
           250 bp                                 Services,
                                                  LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/8/2003  On     Enron      EnRock,          500,000             -                                          -
Loan       LIBOR +             Demand  Corp.      L.P.
           250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/8/2003  On     Enron      Enron            500,000        21,309        5,059                         26,368
Loan       LIBOR +             Demand  Corp.      Communications
           250 bp                                 Leasing
                                                  Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/8/2003  On     Enron      Enron            500,000        39,213              (20,974)                18,239
Loan       LIBOR +             Demand  Corp.      Broadband
           250 bp                                 Services,
                                                  L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/9/2003  On     Enron      TLS              200,000             -                                           -
Loan       LIBOR +             Demand  North      Investors,
           250 bp                      America    L.L.C.
                                       Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/9/2003  On     TLS        Enron              5,000             -                                           -
Loan       LIBOR +             Demand  Investors, North
           250 bp                      L.L.C.     America
                                                  Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/8/2003  On     Enron      Enron            200,000             -        1,553                          1,553
Loan       LIBOR +             Demand  Corp.      Energy
           250 bp                                 Services,
                                                  L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/11/2003 On     Enron      Enron          1,700,000     1,569,857        5,779              15,578  1,591,214
Loan       LIBOR +             Demand  Corp.      Europe
           250 bp                                 Operations
                                                  (Advisor)
                                                  Limited
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/2/2001  On     Enron      Enron Net    280,000,000   199,326,440** 15,087,707(2,057,899)         212,356,248
Loan       LIBOR +             Demand  Corp.      Works LLC
           250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/2/2001  On     Enron      Enron         60,000,000    58,860,523    2,053,397 (1,273,944)         59,639,976
Loan       LIBOR +             Demand  Corp.      Property &
           250 bp                                 Services
                                                  Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/18/2003 On     Enron      Enron             25,000           385           25                            410
Loan       LIBOR +             Demand  Energy     Energy
           250 bp                      Services   Information
                                       Operations,Solutions,
                                       Inc,       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      10/30/2003 On     Enron      The            1,000,000       936,378                                     936,378
Loan       LIBOR +             Demand  Caribbean  Protane
           250 bp                      Holdings   Corporation
                                       Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      12/22/2003 On     Enron      Tenant            25,000           177                                         177
Loan       LIBOR +             Demand  Energy     Services,
           250 bp                      Services   Inc.
                                       Operations,
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      2/3/2004   On     Enron      Enron             25,000             -                                           -
Loan       LIBOR +             Demand  Transport- Asset
           250 bp                      tation     Management
                                       Services,  Resources,
                                       LLC        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      2/3/2004   On     Enron      Enron             25,000             -                                          -
Loan       LIBOR +             Demand  Transport- Pipeline
           250 bp                      ation      Services
                                       Services   Company
                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      4/12/2004  On     Enron      Enron Corp.   30,000,000             -                                           -
Loan       LIBOR +             Demand  Operations
           250 bp                      Services,
                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      4/14/2004  On     SE         Enron Corp.   60,000,000    60,462,542                                  60,462,542
Loan       LIBOR +             Demand  Acquisition,
           250 bp                      L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      4/14/2004  On     Merlin     Enron Corp.   15,000,000    15,115,636                                  15,115,636
Loan       LIBOR +             Demand  Acquisition,
           250 bp                      L.P.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  1 Mo      4/16/2004  On     Enron      JILP-L.P.,       600,000       510,315                            5,163    515,478
           LIBOR +            Demand   North      Inc.
           250 bp             or       America
                              4/16/2009Corp.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan  1 Mo      4/16/2004  On     Enron      Enron            650,000       583,341           73               5,899    589,313
           LIBOR +            Demand   North      Capital
           250 bp             or       America    Corp.
                              4/16/2009Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 Mo      6/17/2004  On     Enron      Cherokee         500,000             -                                           -
Loan       LIBOR +             Demand  Corp.      Finance
           250 bp                                 Partners,
                                                  V.o.F.i.l.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      6/29/2004  On     Enron      Smith         55,000,000             -       79,531                         79,531
Loan       LIBOR +             Demand  Corp.      Street
           250 bp                                 Land
                                                  Company
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      8/3/2004   On     Smith      Enron Corp.   50,000,000             -                                           -
Loan       LIBOR +             Demand  Street
           250 bp                      Land
                                       Company
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      6/29/2004  On     Enron      Louisiana         25,000             -                                           -
Loan       LIBOR +             Demand  Corp.      Gas
           250 bp                                 Marketing
                                                  Company
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 2 of 3


Exhibit B
Rule 24 Reporting Requirement No. 2

ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2004 - September 30, 2004
Notes issued from 12/2/01 to 9/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle &                                   Principle
                                                                               Accrued                                     & Accrued
Type of    Interest  Date of  Maturity Lending     Borrowing    Maximum        Interest                         Accrued     Interest
 Security    Rate    Issuance   Date    Company     Company   Loan Amount     6/30/2004     Advances  Repayment Interest   9/30/2004
------------------------------------------------------------------------------------------------------------------------------------

Demand     1 mo      6/29/2004  On     Enron      Louisiana         50,000             -                                           -
Loan       LIBOR +             Demand  Corp.      Resources
           250 bp                                 Company
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      6/29/2004  On     Enron      LGMI, Inc.        25,000             -                                           -
Loan       LIBOR +             Demand  Corp.
           250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      8/10/2004  On     Enron      Enron          25,000.00             -           51                             51
Loan       LIBOR +             Demand  Corp.      Power
           250 bp                                 Holdings
                                                  Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      8/10/2004  On     Enron      Enron          25,000.00             -        1,250                          1,250
Loan       LIBOR +             Demand  Corp.      Capital LLC
           250 bp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      3/15/2004  On     Enron Corp Enron           None        40,258,000   11,181,454 (23,070,285) 97,000 28,466,169
Loan       LIBOR +             Demand             North
           250 bp                                 America
                                                  Corp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      5/16/2002  On     Enron      Roseville     25,000,000     3,107,923                                   3,107,923
Loan       LIBOR +             Demand  North
           250 bp                      America
                                       Corp
------------------------------------------------------------------------------------------------------------------------------------
Demand     1 mo      4/11/2002  On     Enron      Midway        25,000,000       325,924                                     325,924
Loan       LIBOR +             Demand  North      Development
           250 bp                      America    Company LLC
                                       Corp
------------------------------------------------------------------------------------------------------------------------------------
* Balance at 6/30/2004 includes prior period adjustments to properly reflect corporate allocations as payments on the outstanding loan balance.

# Accounts Receivable balance at 6/30/2004 was converted into term loan dated 8/30/2004.
------------------------------------------------------------------------------------------------------------------------------------
** The amounts for Principle and Accrued Interest and Advances stated herein have been adjusted to correct the amounts reported in the Rule 24 Report for the period ending June 30, 2004.
------------------------------------------------------------------------------------------------------------------------------------

Portland General & Subsidiaries

Intercompany Loan Activity for the period July 1, 2004 - September 30, 2004

Notes issued from 12/2/01 to 9/30/04

------------------------------------------------------------------------------------------------------------------------------------
Demand     3% if     11/17/2003 On     Salmon     Portland        None           602,128      173,351 (59,885)               715,594
Loan       balance             Demand  Springs    General
           > $500k                     HospitalityElectric
                                       Group      Company
------------------------------------------------------------------------------------------------------------------------------------
Demand     3% if     11/17/2003 On     Integrated Portland        None                 -                                           -
Loan       balance             Demand  Utility    General
           > $500k                     Solutions, Electric
                                       Inc.       Company
------------------------------------------------------------------------------------------------------------------------------------
Demand     3% if     11/17/2003 On     121 SW     Portland        None                 -                                           -
Loan       balance             Demand  Salmon     General
           > $500k                     Street     Electric
                                       CorporationCompany
------------------------------------------------------------------------------------------------------------------------------------
Demand     3% if     11/17/2003 On     Portland   Portland        None                 -                                           -
Loan       balance             Demand  General    General
           > $500k                     Transport  Electric
                                       Corp       Company
------------------------------------------------------------------------------------------------------------------------------------
Demand     3% if     11/17/2003 On     Portland   Portland        None                 -                                           -
Loan       balance             Demand  General    General
           > $500k                     Resource   Electric
                                       DevelopmentCompany
                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand     3% if     11/17/2003 On     World      Portland        None                 -                                           -
Loan       balance             Demand  Trade      General
           > $500k                     Center     Electric
                                       Northwest  Company
                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 3 of 3